Exhibit 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

This certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification is included solely for the purpose of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not to be used for any other purpose. In connection with the accompanying Annual Report on Form 10-KSB/A of Rub A Dub Soap, Inc. for the year ended May 31, 2006, I, Kevin B. Halter, Jr., hereby certifies in my capacity as an officer of Rub A Dub Soap, Inc. that to my knowledge:

         1. The Annual Report on Form 10-KSB/A of Rub A Dub Soap, Inc. for the year ended May 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Annual Report on Form 10-KSB/A of Rub A Dub Soap, Inc. for the year ended May 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Rub A Dub Soap, Inc.

Date:    November 13, 2006                      /s/ Kevin B. Halter, Jr.
                                               ---------------------------------
                                               Kevin B. Halter, Jr., President,
                                               Chief Executive Officer and Chief
                                               Financial Officer